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EX-32.1

Certification pursuant to 18 U.S.C. Section 1350

STANDARD COMMERCE, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Standard Commerce, Inc. on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael Anthony, Chief Executive Officer and Principal Financial Officer of Standard Commerce, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Standard Commerce, Inc.

/s/    MICHAEL ANTHONY
----------------------
       Michael Anthony

       Chief Executive Officer
       Sole Director
       and Chief Financial Officer

       May 14, 2007